Income Taxes (Tables)	12 Months Ended
May 31, 2013
Reconciliation of Federal Statutory Income Tax

Reconciliation of the federal statutory income tax rate of 34% to the effective income tax rate is as follows for all periods presented:

	2013	2012
Income tax provision at statutory rate	34.0%	34.0%
State income taxes, net	5.1	5.1
Rate change	0.0	0.0
Other	0.0	0.0
Valuation allowance	(39.1)	(39.1)

	0.0%	0.0%

Net Deferred Tax Assets and Liabilities

Net deferred tax assets and liabilities are comprised of the following as of May 31, 2013 and 2012:

	2013	2012
Deferred tax asset (liability) current:
Accrued salary and expenses	$291,100	$49,100
Debt discount amortization	(118,100)	—
Valuation allowance	(173,000)	(49,100)

Deferred tax asset (liability) non-current	$—	$—

Net operating loss	$8,256,000	$6,317,000
Debt discount	(1,659,300)	—
Expense on non-qualified stock options	2,928,000	2,093,100
Other	155,500	96,500

Valuation allowance	(9,680,200)	(8,506,600)

	$—	$—